PRUDENTIAL INVESTMENT PORTFOLIOS 12

655 Broad Street, 17th Floor

Newark, New Jersey 07102

November 2, 2017

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios 12

Registration numbers 333-42705 and 811-08565

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated October 19, 2017 (SEC accession number 0000067590-17-001122), to the Prospectus, dated May 25, 2017 for the Prudential QMA Long-Short Equity Fund. The purpose of the filing is to submit the 497 filing dated October 19, 2017 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain Assistant Secretary